SouthTrust Alabama Tax- Free Income Fund

A Portfolio of SouthTrust Funds

SUPPLEMENT TO PROSPECTUS DATED AUGUST 10, 1999

      Following is information that updates your prospectus. We are providing it to inform you of a new Portfolio Manager for the SouthTrust Alabama Tax- Free Income Fund.

      Effective May 1, 2000, Jeffrey A. Greenert is the lead Portfolio Manager for the Fund. Mr. Greenert assumed responsibility for the INCOME FUND in August 1999 and the ALABAMA TAX-FREE INCOME FUND in May 2000 . Mr. Greenert has been a Vice President and Senior Fixed-Income Portfolio Manager with SouthTrust Asset Management Company since August 1998 specializing in short-term and enhanced cash investments. Prior to joining SouthTrust Asset Management Company, Inc., Mr. Greenert served as a Vice President and Fixed-Income Portfolio Manager for Barnett Capital Advisors, where his responsibilities included their short-term bond mutual fund. Mr. Greenert joined Barnett in 1985 after receiving his bachelors degree in finance from the University of Florida.

                                                      May 26, 2000




Federated Securities Corp., Distributor

Cusip       844734202
      844734400
      844734608

25475 (5/00)